Exhibit 10.23

FOURTH CONSENT LETTER

AND

SIXTH AMENDMENT TO AMENDED AND

RESTATED CREDIT AND SECURITY AGREEMENT

January 29, 2007

PNA Group, Inc.

      and the other Borrowers referred to below

c/o Travel Holding Corporation

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski, Esq.

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement dated May 9, 2006, as amended by that certain First Consent Letter and First Amendment to Amended and Restated Credit and Security Agreement dated May 31, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated May 31, 2006, as further amended by that certain Second Consent Letter and Second Amendment to Amended and Restated Credit and Security Agreement dated June 23, 2006, as further amended by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated July 13, 2006, as further amended and supplemented by that certain Joinder Agreement for Revolver Commitment dated July 13, 2006, as further amended by that certain Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement dated August 10, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated as of August 10, 2006, and as further amended by that certain Fifth Amendment to Amended and Restated Credit and Security Agreement dated November 15, 2006 (and as further amended, restated, supplemented or otherwise modified at any time, the “Credit Agreement”), among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel, L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”), and MSC Management, Inc., a Texas corporation (“MSC”; PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, Metals Supply and MSC are hereinafter referred to collectively as “Borrowers” and each individually as a “Borrower”); the various financial institutions that are signatories thereto as lenders (together with their respective successors and assigns, the “Lenders”); Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”); and the other Agents named therein. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Borrowers have advised Administrative Agent and Lenders that, concurrently with the execution of this Fourth Consent Letter and Sixth Amendment to Amended and Restated Credit and Security Agreement (this “Consent Letter”), Travel Holding Corporation, a Delaware corporation and the direct parent of PNA (“New Parent”), intends to form a new wholly-owned subsidiary, PNA Intermediate Holding Corporation, a Delaware corporation (“NewCo”), and then to make a distribution of all of the

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January 29, 2007

Equity Interests in PNA to NewCo. Borrowers have advised Administrative Agent and Lenders that all of the transactions contemplated by this paragraph of this Consent Letter (hereinafter referred to collectively as the “Proposed Transactions”) are to be consummated on the Business Day that the consent contained in Section 1 of this Consent Letter becomes effective. Borrowers have requested that Administrative Agent and Lenders consent to, and subject to the terms and conditions contained herein Administrative Agent and Lenders are willing to consent to, the Proposed Transactions.

Effective September 20, 2006, Borrowers satisfied the PropCo Release Conditions and accordingly certain Obligors, including, without limitation, Travel Main Corporation, a Delaware corporation (“Travel Main”), were automatically released from the Credit Documents and are no longer deemed or construed to be Borrowers thereunder. In connection therewith, Borrowers have requested that Administrative Agent release its lien upon and security interest in all of the Equity Interests in Travel Main. Subject to the terms and conditions contained herein, each Lender is willing to consent to, and Administrative Agent is willing to grant, such release.

Borrowers have also requested certain amendments to the Credit Agreement and Administrative Agent and Lenders are willing to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

1. Consent to Proposed Transactions. Subject to the satisfaction of each of the conditions precedent set forth herein and the other terms contained herein, Administrative Agent and Lenders hereby consent to the Proposed Transactions.

2. Amendment to Pledge Agreement. Subject to the satisfaction of each of the conditions precedent set forth herein and the other terms contained herein, in connection with the satisfaction of the PropCo Release Conditions, each Lender hereby consents to Administrative Agent’s release of, and by executing this Consent Letter Administrative Agent hereby releases, Administrative Agent’s lien upon and security interest in all of the Equity Interests in Travel Main.

3. Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions precedent set forth herein and the other terms contained herein, the Credit Agreement is hereby amended as follows:

(a) By adding to Section 1.1, in proper alphabetical sequence, the following new definitions:

Metals Supply—Metals Supply Company, Ltd., a Texas limited partnership.

MSC—MSC Management, Inc., a Texas corporation.

NewCo—PNA Intermediate Holding Corporation, a Delaware corporation.

NewCo Notes—The up to $200,000,000 of Senior Floating Rate Toggle Notes issued by NewCo.

(b) By deleting from Section 1.1 the definition of Permitted Level I Distributions in its entirety and by substituting therefor the following:

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Permitted Level I Distributions—Payments by PNA of, or Distributions by PNA to NewCo to be used by NewCo (or, upon a subsequent Distribution by NewCo to New Parent, by New Parent) to pay (i) Permitted Platinum Payments, (ii) scheduled payments of principal and interest under the Seller Note (to the extent permitted by the Seller Subordination Agreement and this Agreement), (iii) interest on the NewCo Notes, and (iv) ordinary operating expenses of NewCo and New Parent (excluding, in any event, any payment in respect of Debt for Money Borrowed except as expressly permitted herein).

(c) By deleting from Section 1.1 the definition of Permitted Level II Distributions in its entirety and by substituting therefor the following:

Permitted Level II Distributions—Distributions by PNA to NewCo, other than Permitted Level I Distributions, to be used by NewCo (or, upon a subsequent Distribution by NewCo to New Parent, by New Parent) for such lawful purposes as NewCo or New Parent may elect.

(d) By deleting from Section 1.1 the definition of Permitted Platinum Payments in its entirety and by substituting therefor the following:

Permitted Platinum Payments—payments of management fees by PNA, NewCo or New Parent to Platinum or one of its Affiliates (other than the Initial Management Fee) pursuant to a management fee agreement satisfactory to Administrative Agent and BAS; provided, that (i) such fees shall be due and payable on a quarterly basis, and (ii) the amount of such fees shall not exceed $5,000,000 in the aggregate per Fiscal Year of PNA; provided, that for Fiscal Year 2006, the amount shall not exceed the difference between $5,000,000 and the Initial Management Fee actually paid. If the payment of Permitted Platinum Payments is deferred because of the failure to meet the Permitted Level I Distribution Conditions at the time such quarterly payment is due, then PNA may make catch-up payments (or Distributions to NewCo to make such payments (either directly or indirectly through a subsequent Distribution to New Parent)) on a quarterly basis thereafter so long as each of the Permitted Level I Distribution Conditions, or, if applicable, each of the Permitted Level II Distribution Conditions, is satisfied at such time.

(e) By adding to the end of Section 10.2.7 the sentence “Without limiting the generality of the foregoing, no Distribution shall be made to service the NewCo Notes except to the extent expressly permitted under subsections (ii) and (iii) of this Section 10.2.7.”

(f) By deleting Section 10.2.15 in its entirety and by substituting therefor the following:

10.2.15. Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary, NewCo and New Parent.

(g) By deleting Section 12.1.12 in its entirety and by substituting therefor the following:

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12.1.12. Change of Ownership. New Parent shall cease to own beneficially and of record at least 100% of the Equity Interests of NewCo; NewCo shall cease to own beneficially and of record at least 100% of the Equity Interest of PNA; PNA shall cease to own beneficially and of record at least 100% of the Equity Interests of Infra-Metals, Feralloy, Delta GP, Delta LP and MSC; PNA and MSC shall cease to own beneficially and of record at least 100% of the Equity Interests of Metals Supply; Delta GP and Delta LP shall cease to own beneficially and of record at least 100% of the Equity Interests of Delta Steel; Delta Steel shall cease to own beneficially and of record at least 100% of the Equity Interests of Smith and Delnor; any “change of control” (as defined in the Indenture governing the Debt incurred under Section 10.2.3(vii) of the Credit Agreement) shall occur; or any “change of control” (as defined in the Indenture governing the NewCo Notes) shall occur.

Upon the effectiveness of the consents contained in Section 1 and Section 8 hereof and the amendment to Pledge Agreement (as defined below) contained in Section 2 hereof, all covenants and other provisions of the Credit Agreement and the other Credit Documents (including, without limitation, Section 7(a) of the Pledge Agreement) shall be deemed, to the extent applicable, to incorporate such consents and amendment. Upon the effectiveness of the amendments set forth in this Section 3, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement as amended by this Consent Letter.

4. Conditions Precedent. The effectiveness of the consents contained in Section 1 and Section 8 hereof, the amendment to Pledge Agreement contained in Section 2 hereof and the amendments contained in Section 3 hereof are subject to the satisfaction of each of the following conditions precedent in form and substance satisfactory to Administrative Agent:

(a) Administrative Agent shall have received one or more duly executed counterparts of this Consent Letter from each Borrower and Lender; and

(b) Administrative Agent shall have received, for the benefit of Lenders on the basis of their Pro Rata share of the Commitments, an amendment fee in the amount of $75,000 in immediately available funds; and

(c) Administrative Agent shall have received and reviewed a copy, duly certified by one or more authorized officers of Borrower Agent, of the executed contribution agreement or other instrument by which the Equity Interests of PNA are transferred from New Parent to NewCo in connection with the Proposed Transactions, including all exhibits and schedules thereto (the “Contribution Document”); and such Contribution Document shall be satisfactory to Administrative Agent in all respects; and

(d) Administrative Agent shall have received a counterpart or amendment, duly executed by NewCo, to that certain Continuing Guaranty Agreement dated May 9, 2006, made by New Parent in favor of the Guaranteed Parties (as defined therein), pursuant to which NewCo shall unconditionally and absolutely guarantee to each Guaranteed Party the due and punctual payment, performance and discharge of all of the Obligations, together with all other documents or instruments required to be delivered, or reasonably requested by Administrative Agent, in connection with the execution and delivery of such counterpart or amendment, each case in form and substance satisfactory to Administrative Agent; and

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(e) Administrative Agent shall have received a counterpart or amendment, duly executed by NewCo, to that certain Pledge Agreement dated May 9, 2006, among New Parent and the other Pledgors (as defined therein) and Administrative Agent (as at any time amended, the “Pledge Agreement”), pursuant to which NewCo shall pledge to Administrative Agent, for itself and for the benefit of the Secured Parties, as security for the Obligations, 100% of the capital stock of, or other Equity Interests in, PNA, together with all certificates, stock powers (undated and in blank) and other documents or instruments required to be delivered, or reasonably requested by Administrative Agent, in connection with the execution and delivery of such counterpart or amendment, each case in form and substance satisfactory to Administrative Agent; and

(f) Administrative Agent shall have received and reviewed copies of the charter, certificate or articles of incorporation or organization of NewCo, certified by the Secretary of State or other appropriate official of the jurisdiction of NewCo’s state of organization, and copies of all other Organization Documents and all amendments thereto; and such copies shall be satisfactory to Administrative Agent in all respects; and

(g) Administrative Agent shall have received and reviewed a copy of the resolutions adopted by the managing member, board of directors or general partner of NewCo and each other Obligor, duly authorizing and empowering such Obligor to enter into, execute, deliver and perform its obligations under each of the Credit Documents contemplated hereby to be delivered by such Obligor in connection herewith, in each case duly certified by the Secretary or Assistant Secretary of such Obligor; and such copies shall be satisfactory to Administrative Agent in all respects; and

(h) Administrative Agent shall have received and reviewed good standing certificates for NewCo, issued by the Secretary of State or other appropriate official of NewCo’s jurisdiction of organization and each jurisdiction where the conduct of NewCo’s business activities or ownership of its property necessitates qualification, or, if any such good standing certificate (with respect to a jurisdiction other than NewCo’s jurisdiction of organization) is not yet available, a certified copy of NewCo’s application for such qualification; and such certificates and applications shall be satisfactory to Administrative Agent in all respects; and

(i) Administrative Agent shall have received the favorable, written opinion of counsel to NewCo, in form and substance satisfactory to Administrative Agent, as to the due authorization, execution and delivery by NewCo of each of the Credit Documents contemplated hereby to be delivered by NewCo in connection herewith, as to the enforceability of such Credit Documents, and as to such other matters as are reasonably requested by Administrative Agent; and

(j) Without limiting the generality of the foregoing items, Borrowers, NewCo and New Parent shall have delivered or caused to be delivered to Administrative Agent, in form and substance satisfactory to Administrative Agent, such additional information, instruments, documents, agreements, certificates, and other items as are reasonably requested by Administrative Agent.

5. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms (a) the Obligations, (b) the Credit Agreement, as modified hereby, (c) each of the other Credit Documents

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January 29, 2007

executed by such Borrower, each as amended hereby, and (d) all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents executed by such Borrower, each as modified hereby.

6. Acknowledgements and Stipulations. Each Borrower hereby acknowledges and stipulates that (a) the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and, to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower), and (c) the security interests and liens granted by such Borrower in favor of Administrative Agent and Lenders are duly perfected, first priority security interests and liens subject only to Permitted Liens.

7. Representations and Warranties. Each Borrower hereby represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Consent Letter, that, giving effect to the consents and amendments contained in this Consent Letter, (a) both before and after giving effect to the transactions contemplated by this Consent Letter and the issuance by NewCo of up to $200,000,000 of the NewCo Notes, (i) no Default or Event of Default shall then exist and no default or event of default shall then exist under the Seller Notes or the Debt for Money Borrowed incurred under Section 10.2.3(vii) of the Credit Agreement, (ii) when issued, the NewCo Notes will be unsecured and no Obligor will be obligated with respect to the NewCo Notes (directly or as a guarantor) other than NewCo, (iii) each Borrower and each Subsidiary of any Borrower is Solvent, and (iv) each representation and warranty made by such Borrower in the Credit Agreement is true and correct in all material respects on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date; and (b) the execution, delivery and performance of this Consent Letter have been duly authorized by all requisite corporate action on the part of such Borrower and this Consent Letter has been duly executed and delivered by such Borrower. Each Borrower acknowledges and agrees that any breach of any representation or warranty contained herein shall constitute an Event of Default.

8. Covenants. (a) Each Borrower hereby covenants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Consent Letter, to deliver to Administrative Agent no later than March 26, 2007 (or such later date as shall be agreed in writing by Administrative Agent), fully-executed and recorded copies of (i) each “SNDA” referenced in Paragraph 2 of that certain Certificate Regarding Subordination, Nondisturbance and Attornment Agreements dated September 20, 2006, given by Borrower Agent to Administrative Agent, and (ii) each “mortgagee waiver” referenced in Paragraph 4 of that certain Certificate Regarding PropCo Release Conditions dated September 20, 2006, made by Borrower Agent and Administrative Agent, such copies to be satisfactory to Administrative Agent in all respects; and (b) subject to the satisfaction of each of the conditions precedent set forth herein and the other terms contained herein, Lenders hereby consent to the extension of the original deadline for delivery of such documents. Each Borrower acknowledges and agrees that any breach of any covenant contained herein shall constitute an Event of Default.

9. Miscellaneous. Each party hereto hereby agrees that (a) this Consent Letter shall be governed by and construed in accordance with the internal laws of the State of Georgia, (b) this Consent Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (c) except as otherwise expressly provided in this Consent Letter, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents,

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each of which shall remain in full force and effect, (d) this Consent Letter is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as hereby modified shall continue in full force and effect, and (e) this Consent Letter may be executed in any number of counterparts and by different parties to this Consent Letter on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement; and any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

If this Consent Letter is acceptable to Borrowers, please evidence Borrowers’ agreement with the terms hereof by executing and returning a copy of this Consent Letter to Administrative Agent.

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Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Mark J. Long
Name:	Mark J. Long
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jeffery B. Michalczyk
Name:	Jeffery B. Michalczyk
Title:	First Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

[Signatures continue on following page]

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CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Name:	Chris Grivakis
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

[Signatures continue on following page]

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January 29, 2007

Acknowledged and Agreed to:

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL, L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

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DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary